Exhibit 99.1

Media Release

OTTAWA, February 23, 2017

Mitel Reports December Quarter Results

Operational execution leads to strong cash position enabling a $23 million debt pay down subsequent to 2016 fiscal year end

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in enterprise communications, today announced financial results for the fourth quarter ended December 31, 2016.

“In the fourth quarter, Mitel’s strong operational execution enabled the company to deliver a solid quarter in a highly competitive market driven by technology migration and vendor consolidation,” said Richard McBee, Mitel’s Chief Executive Officer. “Mitel continued to gain share with a particularly strong performance across Europe, and executed well against our Cloud strategy driving a 35% increase in hosted seats and 60% increase in total seats year-over-year.”

“The pending divestiture of the Mobile Division, expected to close in the first quarter, resulted in a goodwill impairment charge of $213 million, a GAAP loss of $209.2 million and a GAAP loss per share of $1.72. Our non-GAAP earnings per share of $0.25 and adjusted EBITDA of $56 million, which both exclude the impairment charge and other items, exceeded analyst consensus estimates,” commented Steve Spooner, Chief Financial Officer. “With continued focus on operational execution we improved our cash position by $27 million from third quarter levels, enabling us to pay down $23 million in debt shortly after the quarter closed.”

Financial Highlights from Continuing Operations

in millions (except per share data)	Q4 2016	Q4 2015
		Historical Currency	Constant Currency[1]
GAAP Revenues	$259.8	$277.0	$272.7
Non-GAAP Revenues[2]	$259.8	$277.5	$273.2
GAAP Net Income (Loss)	$13.9	$2.5	$1.5
Non-GAAP Net Income[3]	$27.3	$31.3	$30.3
GAAP EPS - basic	$0.11	$0.02	$0.01
Non-GAAP EPS[4]	$0.22	$0.25	$0.24
Adjusted EBITDA[5]	$42.7	$49.3	$48.3

Financial Highlights from Continuing and Discontinued Operations

in millions (except per share data)	Q4 2016	Q4 2015
		Historical Currency	Constant Currency[1]
Total Revenues from Continuing and Discontinued Operations[6]	$310.9	$342.0	$337.0
Non-GAAP Revenues[2]	$310.9	$335.7	$330.7
GAAP Net Income (Loss)	($209.2)	($6.3)	($7.5)
Non-GAAP Net Income[3]	$32.0	$36.3	$35.1
GAAP EPS - basic	($1.72)	($0.05)	($0.06)
Non-GAAP EPS[4]	$0.25	$0.29	$0.28
Adjusted EBITDA[5]	$55.6	$62.2	$61.0

Media Release

1	- Constant currency is a non-GAAP measure that adjusts Q4-2015 results by using the same foreign currency exchange rates as in Q4-2016. See “Non-GAAP Financial Measures” below.
2	- Non-GAAP revenues is a non-GAAP measure that excludes the effect of purchase price accounting adjustments. For a Reconciliation of Non-GAAP revenues to GAAP revenues, please refer to the segmented information in this release. See “Non-GAAP Financial Measures” below.
3	- Non-GAAP Net Income is a non-GAAP measure defined as Net Income (Loss), adjusted for items as noted in the table included in this press release under “Reconciliation of Net Income (Loss) to Non-GAAP Net Income”. See “Non-GAAP Financial Measurements” below.
4	- Non-GAAP EPS (earnings per share), or Non-GAAP net income per common share, is a non-GAAP measure defined as Non-GAAP Net Income divided by weighted average number of common shares outstanding, fully diluted. See the table included in this press release under “Reconciliation of Net Income (Loss) to Non-GAAP Net Income.” See “Non-GAAP Financial Measurements” below.
5	- Adjusted EBITDA is a non-GAAP measure defined as Net Income (Loss), adjusted for items as noted in the table included in this press release under “Reconciliation of Net Income (Loss) to Adjusted EBITDA”. See “Non-GAAP Financial Measurements” below.
6	- Total Revenues from Continuing and Discontinued Operations of $310.9 million equal Revenues from Continuing Operations of $259.8 million plus Revenues from Discontinued Operations of $51.1 million.

Business Highlights

•	Hosted cloud seats grew by 49,000 during the quarter, up from the 43,000 seats added during Q3-2016 and now stand at 543,000

•	Mitel achieved the highest score for satisfying Hybrid UC Requirements among the 16 providers evaluated in Gartner’s Critical Capabilities for Unified Communications as a Service (UCaaS).

•	City of Marseille selected Mitel to replace an installed Avaya system in support of their taking initial steps to digitally transform the organization’s 300 locations and 7,000 seats. Mitel competed for the business against Cisco, Avaya and Alcatel-Lucent.

Business Outlook

Mitel has set the following financial performance guidance for Continuing Operations for the quarter ending March 31, 2017.

Q1-2017 Guidance
GAAP Revenues	$210 million to $230 million
GAAP Gross Margin %	52.0% to 54.0%
Adjusted EBITDA %	6.5% to 10.5%
Non-GAAP Net Income	2.0% to 5.0%
Diluted Share count	126,000,000

A reconciliation between the Business Outlook for Q1-2017 on a GAAP and non-GAAP basis is provided in the table entitled ”Reconciliation of Guidance-Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes” located in the tables at the end of this release.

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the fourth quarter ended December 31, 2016. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. The live webcast will be accessible on Mitel’s investor relations website at www.mitel.com. It will be archived and available on this site for replay on Thursday, February 23, 2017 after 12:00 p.m. ET. We have also provided a slide deck to help illustrate our financial results. It has been posted on www.mitel.com. Our Form 10-K is expected to be filed with the SEC on or before March 1, 2017 and will include our complete financial results for the year ended December 31, 2016.

Media Release

Investor Analyst Day in New York on March 7th

Mitel will host a meeting for analysts and institutional investors at the Le Parker Meridien Hotel in New York City on Tuesday, March 7, 2017.

Senior members of Mitel’s management team will host a series of presentations and be available to answer analyst and investor questions. Product demonstrations will also be a featured part of the presentation program. The event will begin at 8:00 a.m. ET and conclude by approximately 11:30 a.m. ET. A live audio webcast and replay of the event will be made available on the Investor Relations section of Mitel’s website at www.mitel.com.

Analysts and institutional investors interested in attending should please contact Michael McCarthy, Vice President – Investor Relations for Mitel at michael.mccarthy@mitel.com to confirm their attendance.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP EPS (earnings per share) or non-GAAP net income per common share, non-GAAP revenues, non-GAAP gross margin and Constant Currency. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events and other factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. generally accepted accounting principles. Please see the reconciliations of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but generally adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability to recognize the anticipated benefits from the divestment of Mitel’s mobile division; the ability to obtain required regulatory approvals for the divestment of the Mobile division and the timing of obtaining such approvals; the risk that the conditions to the divestment of the Mobile division are not satisfied on a timely basis or at all and the failure of the divestment of the Mobile division to close for any other reason; risks associated with the non-cash consideration to be received by Mitel in connection with the divestment of the Mobile division; the impact to Mitel’s business that could result from the announcement of the divestment of the Mobile division; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to

Media Release

achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016 and November 3, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and service providers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Media and Industry Analysts – Americas Amy MacLeod 613-691-3317 amy.macleod@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com

Investors Michael McCarthy 469-574-8134 michael.mccarthy@mitel.com

Media Release

	CY15	CY15	CY15	CY15	CY16	CY16	CY16	CY16
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Total Cloud Seats	1,375,635	1,611,172	1,763,857	1,929,882	2,194,040	2,468,791	2,654,978	3,090,361
Recurring Cloud Seats	304,956	329,620	370,093	401,737	419,766	450,856	494,302	543,725
Retail Cloud Monthly ARPU	$50	$49	$49	$49	$50	$50	$47	$49
Retail Cloud Avg Seats per Customer	$39	$38	$39	$39	$37	$37	$37	$37
Retail Cloud Monthly Customer Churn	0.8%	0.7%	0.9%	0.7%	0.6%	0.7%	0.7%	0.8%

Media Release

MITEL NETWORKS CORPORATION

SUMMARY CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	December 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$97.3	$82.2
Accounts receivable	186.3	209.3
Sales-type lease receivables	5.8	12.6
Inventories	74.9	87.1
Other current assets	57.7	44.2
Assets of component held for sale, current	121.3	117.1

	543.3	552.5
Non-current portion of sales-type lease receivables	6.7	17.0
Deferred tax asset	185.2	173.4
Property and equipment	39.1	43.9
Identifiable intangible assets	100.4	134.2
Goodwill	346.3	346.3
Other non-current assets	7.9	7.7
Assets of component held for sale, non-current	332.5	581.6

	$1,561.4	$1,856.6

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$200.6	$200.7
Current portion of deferred revenue	88.0	90.3
Current portion of long-term debt	38.9	11.7
Liabilities of component held for sale, current	58.3	70.7

	385.8	373.4
Long-term debt	547.1	633.6
Long-term portion of deferred revenue	39.4	38.0
Deferred tax liability	10.0	16.4
Pension liability	145.5	126.6
Other non-current liabilities	25.9	28.3
Liabilities of component held for sale, non-current	24.8	35.4

	1,178.5	1,251.7
Shareholders’ equity	382.9	604.9

	$1,561.4	$1,856.6

Media Release

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	Quarter Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Quarter Ended December 31, 2015 (US GAAP, except as indicated otherwise)
Non-GAAP Revenues	$259.8	$277.5
Less: Purchase accounting revenue adjustments	—	(0.5)

Total Revenues	259.8	277.0

Non-GAAP Cost of Revenues	119.5	129.7
Less: Purchase accounting cost of revenue adjustments	—	—

Total Cost of revenues	119.5	129.7

Non-GAAP Gross Margin	140.3	147.8
Less: Purchase accounting gross margin adjustments	—	(0.5)

Total Gross margin	140.3	147.3

Expenses:
Selling, general and administrative	84.2	82.8
Research and development	21.8	24.8
Special charges and restructuring costs	13.0	14.9
Amortization of acquisition-related intangible assets	8.8	9.2

	127.8	131.7

Operating income	12.5	15.6
Interest expense	(4.1)	(4.9)
Other income	0.8	0.8

Income from continuing operations, before income taxes	9.2	11.5
Current income tax recovery (expense)	(13.7)	(10.2)
Deferred income tax recovery (expense)	18.4	1.2

Net income from continuing operations	13.9	2.5
Net loss from discontinued operations	(223.1)	(8.8)

Net loss	$(209.2)	$(6.3)

Non-GAAP measures:
Adjusted EBITDA from continuing operations	$42.7	$49.3
Adjusted EBITDA from discontinued operations	$12.9	$12.9
Adjusted EBITDA	$55.6	$62.2
Non-GAAP net income from continuing operations	$27.3	$31.3
Non-GAAP net income from discontinued operations	$4.7	$5.0
Non-GAAP net income	$32.0	$36.3

Media Release

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	Year Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Year Ended December 31, 2015 (US GAAP, except as indicated otherwise)
Non-GAAP Revenues	$987.6	$1,028.7
Less: Purchase accounting revenue adjustments	—	(2.9)

Total Revenues	987.6	1,025.8

Non-GAAP Cost of Revenues	455.6	480.6
Less: Purchase accounting cost of revenue adjustments	—	—

Total Cost of revenues	455.6	480.6

Non-GAAP Gross Margin	532.0	548.1
Less: Purchase accounting gross margin adjustments	—	(2.9)

Total Gross margin	532.0	545.2

Expenses (income):
Selling, general and administrative	339.8	331.0
Research and development	96.5	102.2
Special charges and restructuring costs	70.8	47.5
Amortization of acquisition-related intangible assets	35.1	48.2
Income from termination fee received	(60.0)	—

	482.2	528.9

Operating income	49.8	16.3
Interest expense	(16.8)	(17.8)
Debt retirement and other debt costs	(2.1)	(9.6)
Other income	2.8	20.7

Income from continuing operations, before income taxes	33.7	9.6
Current income tax recovery (expense)	(15.7)	(15.6)
Deferred income tax recovery (expense)	17.0	12.5

Net income from continuing operations	35.0	6.5
Net loss from discontinued operations	(252.3)	(27.2)

Net Ioss	$(217.3)	$(20.7)

Non-GAAP measures:
Adjusted EBITDA from continuing operations	$129.6	$149.1
Adjusted EBITDA from discontinued operations	$32.0	$19.0
Adjusted EBITDA	$161.6	$168.1
Non-GAAP net income from continuing operations	$74.9	$88.2
Non-GAAP net income from discontinued operations	$3.2	$1.2
Non-GAAP net income	$78.1	$89.4

Media Release

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	Quarter Ended December 31, 2016	Quarter Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Cash provided by (used in):
Net cash provided by (used in) operating activities	$37.2	$18.1	$99.7	$54.6
Net cash provided by (used in) investing activities	(5.4)	(8.0)	(17.3)	(362.9)
Net cash provided by (used in) financing activities	(1.2)	(0.7)	(69.0)	292.8
Effect of exchange rate changes on cash balances	(3.1)	(0.7)	(4.2)	(4.2)

Net increase (decrease) in cash and cash equivalents	27.5	8.7	9.2	(19.7)
Cash and cash equivalents, beginning of period	73.3	82.9	91.6	111.3

Cash and cash equivalents, end of period	$100.8	$91.6	$100.8	$91.6
Less: cash and cash equivalents classified as assets of component held for sale, end of year	3.5	9.4	3.5	9.4

Cash and cash equivalents of continuing operations, end of year	$97.3	$82.2	$97.3	$82.2

Additional information on capital expenditures:
Capital expenditures acquired with cash	$5.4	$5.0	$17.3	$16.2
Capital expenditures financed through capital leases	1.4	1.4	8.3	4.0

Total capital expenditures	$6.8	$6.4	$25.6	$20.2

Media Release

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	Quarter Ended December 31, 2016 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Unallocated corporate costs(1)	Total
Revenues
Product	$142.3	$15.3	$—	$157.6
Recurring	46.9	31.4	—	78.3
Services	22.7	1.2	—	23.9

Non-GAAP Revenues	211.9	47.9	—	259.8
Purchase accounting adjustments	—	—	—	—

Total revenues	$211.9	$47.9	$—	$259.8

Gross margin
Product	$77.3	$9.3	$—	$86.6
Recurring	29.7	15.8	—	45.5
Services	7.4	0.8	—	8.2

Non-GAAP Gross Margin	114.4	25.9	—	140.3
Purchase accounting adjustments	—	—	—	—

Total gross margin	$114.4	$25.9	$—	$140.3

Selling, General and Administrative	$64.5	$16.7	$3.0	$84.2
Research and Development	15.9	5.9	—	21.8
Other income	(0.4)	—	—	(0.4)

Segment income (loss)	$34.4	$3.3	$(3.0)	$34.7

Other information
Depreciation and amortization	$3.3	$0.8	$0.4	$4.5
Stock-based compensation	$3.0	$0.5	$—	$3.5
Adjusted EBITDA, a non-GAAP measure	$40.7	$4.6	$(2.6)	$42.7

(1)	Represents costs previously allocated to the Mobile business unit that have not been reclassified to discontinued operations as they are not included in the business unit being sold.

Media Release

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	Year Ended December 31, 2016 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Unallocated corporate costs(1)	Total
Revenues
Product	$522.5	$60.9	$—	$583.4
Recurring	190.7	121.0	—	311.7
Services	90.0	2.5	—	92.5

Non-GAAP Revenues	803.2	184.4	—	987.6
Purchase accounting adjustments	—	—	—	—

Total revenues	$803.2	$184.4	$—	$987.6

Gross margin
Product	$290.3	$37.1	$—	$327.4
Recurring	115.6	59.9	—	175.5
Services	28.0	1.1	—	29.1

Non-GAAP Gross Margin	433.9	98.1	—	532.0
Purchase accounting adjustments	—	—	—	—

Total gross margin	$433.9	$98.1	$—	$532.0

Selling, General and Administrative	$263.7	$64.2	$11.9	$339.8
Research and Development	71.1	25.4	—	96.5
Other income	(0.8)	(0.1)	—	(0.9)

Segment income (loss)	$99.9	$8.6	$(11.9)	$96.6

Other information
Depreciation and amortization	$14.3	$3.3	$1.7	$19.3
Stock-based compensation	$11.7	$2.0	$—	$13.7
Adjusted EBITDA, a non-GAAP measure	$125.9	$13.9	$(10.2)	$129.6

(1)	Represents costs previously allocated to the Mobile business unit that have not been reclassified to discontinued operations as they are not included in the business unit being sold.

Media Release

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended December 31, 2015 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Unallocated corporate costs(1)	Total
Revenues
Product	$160.1	$15.0	$—	$175.1
Recurring	48.5	28.1	—	76.6
Services	25.0	0.8	—	25.8

Non-GAAP Revenues	233.6	43.9	—	277.5
Purchase accounting adjustments	(0.5)	—	—	(0.5)

Total revenues	$233.1	$43.9	$—	$277.0

Gross margin
Product	$87.1	$8.9	$—	$96.0
Recurring	28.8	13.3	—	42.1
Services	9.3	0.4	—	9.7

Non-GAAP Gross Margin	125.2	22.6	—	147.8
Purchase accounting adjustments	(0.5)	—	—	(0.5)

Total gross margin	$124.7	$22.6	$—	$147.3

Selling, General and Administrative	$67.3	$14.2	$1.3	$82.8
Research and Development	19.2	5.6	—	24.8
Other income	(0.4)	(0.1)	—	(0.5)

Segment income (loss)	$38.6	$2.9	$(1.3)	$40.2

Other information
Depreciation and amortization	$4.0	$0.8	$0.5	$5.3
Stock-based compensation	$2.8	$0.5	$—	$3.3
Adjusted EBITDA, a non-GAAP measure	$45.9	$4.2	$(0.8)	$49.3

(1)	Represents costs previously allocated to the Mobile business unit that have not been reclassified to discontinued operations as they are not included in the business unit being sold.

Media Release

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	Year Ended December 31, 2015 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Unallocated corporate costs(1)	Total
Revenues
Product	$594.1	$48.8	$—	$642.9
Recurring	192.2	104.8	—	297.0
Services	86.3	2.5	—	88.8

Non-GAAP Revenues	872.6	156.1	—	1,028.7
Purchase accounting adjustments	(2.9)	—	—	(2.9)

Total revenues	$869.7	$156.1	$—	$1,025.8

Gross margin
Product	$329.7	$27.2	$—	$356.9
Recurring	110.5	49.7	—	160.2
Services	29.7	1.3	—	31.0

Non-GAAP Gross Margin	469.9	78.2	—	548.1
Purchase accounting adjustments	(2.9)	—	—	(2.9)

Total gross margin	$467.0	$78.2	$—	$545.2

Selling, General and Administrative	$273.0	$54.5	$3.5	$331.0
Research and Development	80.4	21.8	—	102.2
Other income	(1.6)	(0.3)	—	(1.9)

Segment income (loss)	$115.2	$2.2	$(3.5)	$113.9

Other information
Depreciation and amortization	$16.9	$3.0	$1.2	$21.1
Stock-based compensation	$9.6	$1.6	$—	$11.2
Adjusted EBITDA, a non-GAAP measure	$144.6	$6.8	$(2.3)	$149.1

(1)	Represents costs previously allocated to the Mobile business unit that have not been reclassified to discontinued operations as they are not included in the business unit being sold.

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	Quarter Ended December 31, 2016 (US GAAP, except Adjusted EBITDA)	Quarter Ended December 31, 2015 (US GAAP, except Adjusted EBITDA)	Year Ended December 31, 2016 (US GAAP, except Adjusted EBITDA)	Year Ended December 31, 2015 (US GAAP, except Adjusted EBITDA)
Net loss	$(209.2)	$(6.3)	$(217.3)	$(20.7)
Net loss from continuing operations	223.1	8.8	252.3	27.2

Net income from continuing operations	13.9	2.5	35.0	6.5
Adjustments:
Interest expense	4.1	4.9	16.8	17.8
Income tax expense (recovery)	(4.7)	9.0	(1.3)	3.1
Amortization and depreciation	13.3	14.5	54.4	69.3
Foreign exchange gain	(0.4)	(0.3)	(1.9)	(18.8)
Special charges and restructuring costs	13.0	14.9	70.8	47.5
Stock-based compensation	3.5	3.3	13.7	11.2
Debt retirement and other debt costs	—	—	2.1	9.6
Purchase accounting adjustments	—	0.5	—	2.9
Income from termination fee received	—	—	(60.0)	—

Adjusted EBITDA from continuing operations	42.7	49.3	129.6	149.1
Adjusted EBITDA from discontinued operations(1)	12.9	12.9	32.0	19.0

Adjusted EBITDA	$55.6	$62.2	$161.6	$168.1

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended December 31, 2016 consists of interest expense of $5.5 million, income tax recovery of $2.1 million, amortization and depreciation of $11.6 million, special charges and restructuring costs of $7.4 million, stock-based compensation of $0.8 million and goodwill impairment of $212.8 million.

The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended December 31, 2015 consists of interest expense of $5.5 million, income tax expense of $2.6 million, amortization and depreciation of $11.2 million, special charges and restructuring costs of $2.1 million, stock-based compensation of $0.6 million and purchase accounting adjustments of ($0.3) million.

The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2016 consists of interest expense of $22.0 million, income tax recovery of $14.3 million, amortization and depreciation of $46.3 million, special charges and restructuring costs of $13.2 million, stock-based compensation of $3.1 million, purchase accounting adjustments of $1.2 million and goodwill impairment of $212.8 million.

The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2015 consists of interest expense of $14.6 million, income tax recovery of $13.7 million, amortization and depreciation of $29.8 million, special charges and restructuring costs of $7.1 million, stock-based compensation of $1.6 million and purchase accounting adjustments of $6.8 million.

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Quarter Ended December 31, 2015 (US GAAP, except as indicated otherwise)	Year Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Year Ended December 31, 2015 (US GAAP, except as indicated otherwise)
Net loss	$(209.2)	$(6.3)	$(217.3)	$(20.7)
Net loss from discontinued operations	223.1	8.8	252.3	27.2

Net income from continuing operations	13.9	2.5	35.0	6.5
Income tax expense (recovery)	(4.7)	9.0	(1.3)	3.1

Net income from continuing operations, before income taxes	9.2	11.5	33.7	9.6
Adjustments:
Foreign exchange loss (gain)	(0.4)	(0.3)	(1.9)	(18.8)
Special charges and restructuring costs	13.0	14.9	70.8	47.5
Stock-based compensation	3.5	3.3	13.7	11.2
Amortization of acquisition-related intangibles assets	8.8	9.2	35.1	48.2
Debt retirement and other debt costs	—	—	2.1	9.6
Purchase accounting adjustments	—	0.5	—	2.9
Income from termination fee received	—	—	(60.0)	—

Non-GAAP net income from continuing operations, before income taxes	34.1	39.1	93.5	110.2
Non-GAAP tax expense(1)	(6.8)	(7.8)	(18.6)	(22.0)

Non-GAAP net income from continuing operations	27.3	31.3	74.9	88.2
Non-GAAP net income from discontinued operations(2)	4.7	5.0	3.2	1.2

Non-GAAP net income	$32.0	$36.3	$78.1	$89.4

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share, continuing operations	$0.22	$0.25	$0.60	$0.75
Non-GAAP net income per common share, discontinued operations	$0.03	$0.04	$0.02	$0.01
Non-GAAP net income per common share	$0.25	$0.29	$0.62	$0.76
Weighted-average number of common shares outstanding, fully diluted (in millions):	125.7	125.1	125.5	118.0

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.
(2)	The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the quarter ended December 31, 2016 consists of amortization of acquisition-related intangible assets of $10.1 million, special charges and restructuring costs of $7.4 million, stock-based compensation of $0.8 million income tax recovery of $3.3 million and goodwill impairment of $212.8 million.

The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the quarter ended December 31, 2015 consists of amortization of acquisition-related intangible assets of $10.1 million, special charges and restructuring costs of $2.1 million, stock-based compensation of $0.6 million income tax expense of $1.3 million and purchase accounting adjustments of ($0.3) million.

The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the year ended December 31, 2016 consists of amortization of acquisition-related intangible assets of $40.4 million, special charges and restructuring costs of $13.2 million, stock-based compensation of $3.1 million, purchase accounting adjustments of $1.2 million, income tax recovery of $15.2 million and goodwill impairment of $212.8 million.

The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2015 consists of amortization of acquisition-related intangible assets of $26.9 million, special charges and restructuring costs of $7.1 million, stock-based compensation of $1.6 million income tax recovery of $14.0 million and purchase accounting adjustments of $6.8 million.

Media Release

MITEL NETWORKS CORPORATION

Reconciliation of Guidance

Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes

(in millions of US dollars)

(unaudited)

As a percentage of Revenue
Non-GAAP net income	2.0% - 5.0%
Non-GAAP tax expense(1)	(2.0%) - (0.5%)

Non-GAAP net income, before income taxes	2.5% - 7.0%
Adjustments(2):
Special charges and restructuring costs(3)	4%
Stock-based compensation	1.5%
Amortization of acquisition-related intangibles assets	4%

Net income (loss), before income taxes(4)	(7.0%) - (2.5%)

Adjusted EBITDA	6.5% - 10.5%
Adjustments(2):
Interest expense	2%
Amortization and depreciation	6%
Special charges and restructuring costs(3)	4%
Stock-based compensation	1.5%

Net income (loss), before income taxes(4)	(7.0%) - (2.5%)

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 23%.
(2)	Adjustments for foreign exchange, purchase accounting adjustments and debt retirement costs are not available without unreasonable efforts and are excluded from the reconciliation due to the high variability, complexity and low visibility. We expect the adjustments to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
(3)	The amount and timing of special charges and restructuring costs depend on several factors, including future revenue levels, opportunities for operating efficiencies, and the size and timing of acquisition activities. As a result, we expect the charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
(4)	The guidance reconciliations above reconcile to GAAP net income (loss), before income taxes, as opposed to GAAP net income (loss), because income tax expense (recovery) guidance is not available without unreasonable efforts due to the high variability, complexity and low visibility of the Company’s quarterly income tax provision. We expect income tax expense (recovery) to have a significant, and potentially unpredictable, impact on our future GAAP financial results.